UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE A CT OF 1934

Date of report (Date of earliest event reported)	October 23, 2007

CrossPoint Energy Company
(Exact Name of Registrant as Specified in Its Charter)

Nevada
(State or Other Jurisdiction of Incorporation)

000-51699	98-0434381
(Commission File Number)	(IRS Employer Identification No.)

2801 Network Blvd., Suite 810 Frisco, Texas	75034
(Address of Principal Executive Offices)	(Zip Code)

(972) 818-1100
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into a Material Definitive Agreement.

In Current Reports filed with the Securities and Exchange Commission on August 28, 2007 and October 5, 2007, CrossPoint Energy Company (“CrossPoint”) announced that CrossPoint Energy Holdings, LLC (the “Seller”), a wholly-owned subsidiary of CrossPoint, and ERG Resources, L.L.C. (the “Buyer”) had entered into a Purchase and Sale Agreement (the “Agreement”) pursuant to which the Seller would sell all of its interest in the Hoskins Mound Prospect in Brazoria County, Texas with the closing to occur by October 23, 2007. On October 23, 2007, the Seller and Buyer amended the Agreement and extended the closing date to no later than November 8, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CROSSPOINT ENERGY COMPANY
Date: October 24, 2007
	By:	/s/ Daniel F. Collins
Daniel F. Collins
President and Chief Executive Officer